SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Corio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

April 11, 2003

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Corio, Inc., to be held on Thursday, May 8, 2003. Enclosed are the notice of the meeting, a proxy statement and a proxy card. Please note that the meeting will be held at 9:00 a.m. local time at our headquarters, which is located at 959 Skyway Road, Suite 100, San Carlos, California 94070.

Details of the business to be conducted at the meeting are given in the attached notice of the annual meeting of stockholders and proxy statement.

It is important that your shares be represented at this meeting, so please complete and return the enclosed proxy card as soon as possible.

Sincerely,

George Kadifa

Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, MAY 8, 2003

TO THE STOCKHOLDERS OF CORIO, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Corio, Inc., a Delaware corporation, will be held at our headquarters at 959 Skyway Road, Suite 100, San Carlos, CA 94070 at 9:00 a.m., local time, on Thursday, May 8, 2003, for the following purposes:

1.	Election of Directors. To elect one director to serve until the 2006 Annual Meeting of Stockholders or until his successor is elected and qualified.

2.	Ratification of Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003.

3.	Other Business. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The board of directors has fixed the close of business on March 27, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the 2003 Annual Meeting of Stockholders and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage pre-paid envelope provided for your convenience. You may revoke your proxy at any time prior to the annual meeting. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted.

BY ORDER OF THE BOARD OF DIRECTORS,

John Whittle

Corporate Secretary

San Carlos, California

April 11, 2003

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED.

CORIO, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 8, 2003

CORIO, INC. PROXY STATEMENT

CORIO, INC.

959 Skyway Road, Suite 100

San Carlos, California 94070

PROXY STATEMENT

FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General Information

This proxy statement is furnished to the stockholders of Corio, Inc., a Delaware corporation, in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at our 2003 Annual Meeting of Stockholders, which will be held at 9:00 a.m., local time, on Thursday, May 8, 2003 at our headquarters, located at 959 Skyway Road, Suite 100, San Carlos, CA 94070, and at any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting. This proxy statement is being mailed on or about April 11, 2003 to stockholders entitled to vote at the meeting.

Quorum and Voting Procedures

The close of business on March 27, 2003 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, there were approximately 57,242,707 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. All completed and signed proxy cards, Internet votes, telephone votes and votes cast by those stockholders who attend the annual meeting in person, whether representing a vote FOR, AGAINST, or ABSTAIN, as well as any broker non-votes, will be counted toward the quorum.

Vote Required

In the election of directors, the nominee receiving the highest number of affirmative votes will be elected as a director.

Ratification of the appointment of KPMG LLP as our independent auditors will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to ratify the appointment of KPMG LLP as our independent auditors, your abstention will have the same effect as a vote against the proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients (who are the beneficial owners of the shares), brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Thus, if the proposals to be acted upon at the meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes “FOR” routine matters, but expressly states that the broker is not voting on the non-routine matters. A vote with respect to the non-routine matter in this case is referred to as a “broker non-vote.” Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the

CORIO, INC. PROXY STATEMENT

number of “votes cast” for or against a proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to either of the proposals.

Revocability of Proxies

Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Corio at or before the taking of the vote at the annual meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Corio at or before the taking of the vote at the annual meeting or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Corio, Inc., 959 Skyway Road, Suite 100, San Carlos, California 94070, Attention: Corporate Secretary, or hand-delivered to our Corporate Secretary at or before the taking of the vote at the annual meeting.

Solicitation of Proxies

The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, by telephone or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Stockholder Proposals

Any proposal of one of our stockholders that is intended to be presented by such stockholder at our 2004 Annual Meeting of Stockholders, either pursuant to inclusion in the proxy statement and form of proxy relating to such meeting or otherwise, must be received by the Secretary of Corio no later than December 11, 2003.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. If you intend to submit a proposal at the 2004 Annual Meeting of Stockholders that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no later than February 24, 2004. If you fail to comply with the foregoing notice provision, the proxy holders at the 2004 Annual Meeting of Stockholders will be allowed to use their discretionary voting authority when the proposal is raised at that meeting.

CORIO, INC. PROXY STATEMENT

PROPOSAL NO. 1

ELECTION OF DIRECTORS

As set by our board of directors pursuant to our bylaws, the authorized number of directors serving on our board of directors is seven. One director will be elected at the annual meeting to serve as the Class 3 director until the 2006 Annual Meeting of Stockholders or until his successor is elected or appointed and qualified or until the director’s earlier resignation or removal. The nominee for election at the annual meeting as a Class 3 director is George J. Still, Jr. In the event Mr. Still is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that Mr. Still will be unable or unwilling to serve as a director, if elected. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of Mr. Still as a Class 3 director.

The following table sets forth certain information regarding our current directors and the nominee for director to be elected at our 2003 Annual Meeting of Stockholders:

Name	Age	Position with Corio	Director Since
Class 1 directors whose terms expire at the 2004 Annual Meeting of Stockholders:
Aneel Bhusri	37	Director	1999
Glenn W. Marschel, Jr.	56	Director	2001
Ernest M. von Simson.	65	Director	2001

Class 2 directors whose terms expire at the 2005 Annual Meeting of Stockholders:
Sharon Garrett	54	Director	2002
Ted E. Schlein	39	Director	1998
George Kadifa	43	President, Chief Executive Officer, Chairman and Director	1999
Class 3 director nominee to be elected at the 2003 Annual Meeting of Stockholders whose term shall expire at the 2006 Annual Meeting of Stockholders:
George J. Still, Jr.	45	Director	1999

George J. Still, Jr. has served as a director since May 1999 and is a member of the Audit Committee of the board of directors. Mr. Still is a general partner at Norwest Venture Partners, a venture capital firm, which he joined in October 1989, and is a managing partner of several partnerships of Norwest Venture Partners. Norwest was the sole venture investor in PeopleSoft. Mr. Still was a co-founder of PeopleMan and Verio. Mr. Still also serves as a director of several private companies including Embark.com, eForce, Inc., Ventaso, Inc. and Website Pros, Inc. Mr. Still received a B.S. from Pennsylvania State University and an M.B.A. from the Amos Tuck School at Dartmouth College.

Aneel Bhusri has served as a director since April 1999 and is a member of the Audit Committee of the board of directors. Mr. Bhusri is a general partner at Greylock Management, a venture capital firm, which he joined in April 1999. Mr. Bhusri has been affiliated with PeopleSoft since August 1993, initially as PeopleSoft’s senior vice president responsible for product strategy, business development and marketing, and most recently as its vice chairman. He serves on the board of directors of PeopleSoft, Guru.com, HelloAsia, Marimba, Polyserve, Brience, and Cameraworld.com. Mr. Bhusri holds a B.S. in Electrical Engineering from Brown University and an M.B.A. from the Graduate School of Business at Stanford University.

CORIO, INC. PROXY STATEMENT

Glenn W. Marschel, Jr. has served as a director since April 2001 and is a member of the Audit Committee of the board of directors. Mr. Marschel has served as president and chief executive officer of NetNumber.com Inc., an Internet telecommunications services company, since July 2000. Prior to joining NetNumber, from July 1998 to June 2000, he served as president and chief executive officer of Faroudja Inc, a video processing company, and from August 1997 to June 1998, as executive chairman of Additech, Inc., a petrochemicals company. From December 1995 to July 1997, he was president and chief executive officer of Paging Network Inc., a provider of wireless messaging services, and from March 1995 to December 1995, he served as vice chairman of First Financial Management Corporation, a company in the credit card transaction processing business. From 1972 to 1994, Mr. Marschel held various positions at Automatic Data Processing Inc, an information systems company, last serving as president of the employer services group. Mr. Marschel is a member of the boards of directors of Sabre Holdings Corp, Sage Inc., and Travelocity.com Inc. Mr. Marschel holds a B.S. in finance from the University of Missouri.

Ernest M. von Simson has served as a director since April 2001 and is a member of the Compensation Committee of the board of directors. Mr. von Simson has served as senior partner and president of Cassius Advisors, a company that assists large companies in implementing e-commerce strategies, since October 1999. Mr. von Simson is also a senior partner at Ostriker von Simson, Inc., an information technology consulting firm that he joined in October 1969. From September 1979 to September 1999, he was a senior partner at the Research Board, a company that assists large companies with their information technology strategies. Mr. von Simson is a member of the board of directors of Brio Technology and various private companies. He holds an A.B. in international relations from Brown University and an M.B.A. from New York University.

Sharon Garrett has served as a director since September 2002. Ms. Garrett has served as an executive vice president at PacifiCare, an information technology company, since December 2002. From March 2000 to December 2002, Ms. Garrett served as chief executive officer of S.D. Garrett Enterprises, a management turnaround company. Prior to that Ms. Garrett served as chief information officer of the Walt Disney Co., from June 1998 to March 2000. Ms. Garrett is a member of the board of directors of Ross Stores. Ms. Garrett holds a doctorate and a master’s degree in public health, as well as a bachelor’s degree in economics, all from UCLA.

George Kadifa has served as our president, chief executive officer and as a director since August 1999. Prior to joining us, from August 1992 to August 1999, Mr. Kadifa was group vice president and later senior vice president of Industrial Sector Worldwide at Oracle Corporation, a supplier of software for information management. Mr. Kadifa holds a B.S. in electrical engineering from the American University of Beirut, an M.S. in electrical engineering from the California Institute of Technology and an M.B.A. from the Graduate School of Business at the University of Chicago.

Ted E. Schlein has served as a director since September 1998 and is a member of the Compensation Committee of the board of directors. Mr. Schlein is a general partner at Kleiner Perkins Caufield & Byers, which he joined in November 1996. From June 1986 to October 1996, Mr. Schlein served in a variety of executive positions at Symantec Corporation, a provider of Internet security technology and business management technology solutions, most recently as vice president, enterprise products. Mr. Schlein serves on the board of directors of Extensity and also serves on the board of directors of several private companies, including Cenix, Iron Planet, Linuxcare, Nonstop Solutions and Portera Systems. Mr. Schlein holds a B.S. in economics from the University of Pennsylvania.

Relationships Among Directors or Executive Officers

There are no family relationships among any of our directors or executive officers.

CORIO, INC. PROXY STATEMENT

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2002, our board of directors met ten times. Each incumbent director attended no fewer than 75% of all the scheduled meetings of the board of directors and its committees on which he or she served after becoming a member of the board of directors.

Committee	Current Members	Committee Functions	Date Written Charter Adopted	Meetings Held in Fiscal 2002

Audit	Aneel Bhusri Glenn W. Marschel, Jr. George J. Still, Jr.	• Oversees our internal financial reporting and accounting controls • Consults with and reviews the services provided by our independent auditors	January 23, 2003	Four

Compensation	Ted E. Schlein Ernest M. von Simson

•   Reviews and recommends to the board of directors the compensation and benefits of all of our officers and directors, including stock compensation

•   Establishes and reviews general policies relating to the compensation and benefits of our employees

			January 23, 2003	Two

Nominating	George Kadifa Ted E. Schlein

•   Establishes general qualification guidelines for nominees to the board of directors

•   Identifies, interviews and recommends persons meeting such guidelines to serve as members of the board of directors

			Not applicable	None

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Schlein and von Simson. No interlocking relationship exists between any member of our board of directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. Neither member of the Compensation Committee is or was formerly an officer or an employee of us or our subsidiaries.

Stockholder Recommendations to the Nominating Committee

The Nominating Committee will consider nominees that are proposed by stockholders to serve as one of our directors. Any stockholder who wishes to recommend to the Nominating Committee a prospective nominee for the board of directors may do so by sending the candidate’s name and qualifications in writing to: Corio, Inc., 959 Skyway Drive, Suite 100, San Carlos, California 94070, Attn: John Whittle, Corporate Secretary.

CORIO, INC. PROXY STATEMENT

Compensation of Directors

Directors currently do not receive any cash compensation from us for their services as members of our board of directors, although members are reimbursed for expenses in connection with attendance at board and committee meetings. Directors are eligible to participate in our 1998 Stock Plan and 2001 Nonstatutory Stock Option Plan. In April 2001, we granted options to purchase 100,000 shares of our common stock to each of Messrs. Marschel and von Simson, and in September 2002, we granted options to purchase 100,000 shares of our common stock to Ms. Garrett. The exercise price of all such options is equal to the fair market value of our common stock on the date of grant. All such options vest over four years, and vesting is subject to acceleration upon certain change in control events.

Vote Required and Recommendation

If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the board of directors. Abstentions and broker non-votes are not counted in the election of directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION

OF MR. STILL AS A DIRECTOR.

CORIO, INC. PROXY STATEMENT

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our board of directors, following the recommendation of the Audit Committee, has appointed KPMG LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2003. This appointment is being presented to our stockholders for ratification at the meeting.

Before selecting KPMG LLP as our independent auditors for fiscal year 2003, our Audit Committee carefully considered KPMG LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that KPMG LLP’s independence will not be impaired. The Audit Committee expressed its satisfaction with KPMG LLP in all of these respects.

KPMG LLP has been conducting independent audits of our financial statements since March 2000. Representatives of KPMG LLP are expected to be present at the meeting. They will have the opportunity to address the audience at the meeting, and will be available to answer appropriate questions from stockholders.

Audit Fees

Audit fees billed or expected to be billed to us by KPMG LLP for our 2002 fiscal year, including fees for the review of our interim financial statements included in our quarterly reports on Form 10-Q, totaled $238,000.

Financial Information Systems Design and Implementation Fees

We did not engage KPMG LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

Fees billed to us by KPMG LLP for our 2002 fiscal year for all other services rendered to us totaled $146,000. These fees were comprised of audit-related fees of $63,000, consisting of accounting consultation (including consultation related to our acquisition of certain assets of Qwest CyberSolutions LLC in September 2002) and work related to auditor’s consents for filings with the Securities and Exchange Commission, and other non-audit service fees of $83,000, consisting of federal tax compliance and tax consultation.

The following table summarizes the approximate aggregate fees billed to us by KPMG LLP for our 2002 and 2001 fiscal years:

Type of Fees	Fiscal Year 2002	Fiscal Year 2001
Audit Fees	$238,000	$278,000
All Other Fees:
Audit-Related Fees(1)	63,000	48,000
Tax Fees(2)	83,000	49,000
Other Fees	—	—

Total Fees	$384,000	$375,000

(1)	Includes fees for assistance with SEC filings and various accounting consultation, including fees for consultation related to our acquisition of certain assets of Qwest CyberSolutions LLC in September 2002.

(2)	Includes fees for various advisory services related principally to tax preparation services and tax consultation services associated with the development and implementation of international tax strategies.

CORIO, INC. PROXY STATEMENT

The Audit Committee reviewed all non-audit fees for services provided by KPMG LLP and has determined that KPMG LLP’s provision of such non-audit services to us during fiscal 2002 is compatible with and did not impair KPMG LLP’s independence.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the annual meeting will be required to approve this proposal.

Stockholder ratification of the selection of KPMG LLP as our independent auditors is not required by our bylaws or other applicable legal requirement. However, our board of directors is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the board of directors will reconsider whether or not to retain KPMG LLP as our independent auditors. Even if the selection is ratified, our board of directors, at its discretion, may direct the appointment of a different firm to act as our independent auditors at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

CORIO, INC. PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2003 by:

•	each stockholder known by us to beneficially own more than 5% of our common stock;

•	each of our directors, including director nominees;

•	each of our Named Executive Officers, as determined in accordance with SEC rules; and

•	all of our directors and executive officers as a group, including director nominees.

Beneficial ownership is determined based on the rules of the SEC. Percent of beneficial ownership is based upon 57,219,926 shares of our common stock outstanding as of February 28, 2003. The column captioned “Number of Shares Beneficially Owned” includes, if applicable to an individual or entity stockholder, shares of restricted stock that are subject to a right of repurchase by us. The column captioned “Number of Shares Underlying Options” includes the number of shares of common stock subject to options that are exercisable as of February 28, 2003 or that will become exercisable on or before April 29, 2003 (60 days subsequent to February 28); however, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The address for those individuals for which an address is not otherwise provided is c/o Corio, Inc., 959 Skyway Road, Suite 100, San Carlos, California 94070. Unless otherwise indicated, we believe the stockholders listed below have sole voting or investment power with respect to all shares listed beside each stockholder’s name, subject to applicable community property laws.

Beneficial Owners	Number of Shares Beneficially Owned	Number of Shares Underlying Options	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned(%)
5% Stockholders:
Entities affiliated with Kleiner Perkins Caufield & Byers(1) 2750 Sand Hill Road Menlo Park, CA 94025	11,524,616	—	11,524,616	20.1%

Norwest Venture Partners VII(2) 525 University Avenue, Suite 800 Palo Alto, CA 94301-1922	4,198,462	—	4,198,462	7.3%

Romesh Wadhwani(3) 470 Juanita Way Los Altos, CA 94022	3,527,884	—	3,527,884	6.2%

Entities affiliated with Greylock IX Limited Partnership(4) 880 Winter Street Waltham, MA 02451	3,303,927	—	3,303,927	5.8%

Directors and Named Executive Officers:
George Kadifa(5)	1,757,549	2,332,060	4,089,609	6.9%
Ted Schlein(6)	11,524,616	—	11,524,616	20.1%
George J. Still, Jr.(7)	4,198,462	—	4,198,462	7.3%
Aneel Bhusri(8)	3,305,688	—	3,305,688	5.8%
Sharon Garrett	—	—	—	—
Glen W. Marschel, Jr.	82,300	50,000	132,300	*
Ernest M. von Simson	—	50,000	50,000	*
Arthur Chiang	239,296	258,903	498,199	*
Sal Jamil	420,027	344,270	764,297	1.3%
Parmeet Chaddha	236,956	431,247	668,203	1.2%
John Ottman	626,527	339,084	965,611	1.7%

All executive officers and directors as a group (12 persons)	22,391,421	3,805,564	26,196,985	42.9%

*	Less than 1% of the outstanding shares of common stock.

CORIO, INC. PROXY STATEMENT

(1)	Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Kleiner Perkins Caufield & Byers on February 28, 2002. The number of shares beneficially owned consists of 5,762,308 shares held by KPCB Java Fund, L.P., 5,184,574 shares held by Kleiner Perkins Caufield & Byers VIII, L.P., 300,234 shares held by KPCB VIII Founders Fund, L.P., and 277,500 shares held by KPCB Information Sciences Fund Zaibatsu Fund II, L.P. Ted Schlein is a member of our board of directors and is a general partner of Kleiner Perkins Caufield & Byers. Mr. Schlein disclaims beneficial ownership of the shares held by the funds affiliated with Kleiner Perkins Caufield & Byers except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by KPCB Information Science Zaibatsu Fund II, L.P.: Brook Byers, John Doerr, Vinod Khosla, Joseph Lacob, Kevin Compton, W.S. McKinsey and William Hearst. The following natural persons exercise voting rights and/or dispositive powers for the shares held by the KPCB Java Fund, L.P., Kleiner Perkins Caufield & Byers VIII, L.P. and Kleiner Perkins Caufield & Byers Founders Fund, L.P.: Brook Byers, John Doerr, James Lally, Floyd Kvamme, Vinod Khosla, Joseph Lacob, Bernard Lacroute, Kevin Compton, W.S. McKinsey and William Hearst.

(2)	Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Norwest Venture Partners VII on February 28, 2002. George J. Still, Jr. is a member of our board of directors and a general partner of Norwest Venture Partners VII. Mr. Still disclaims beneficial ownership of the shares held by the funds affiliated with Norwest Venture Partners VII except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by Norwest Venture Partners VII: John P. Whaley, Itasca VC Partners VII LLP, George Still, Jr. and Promod Hague.

(3)	Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Romesh Wadhwani February 28, 2002.

(4)	Includes 2,863,615 shares beneficially owned by Greylock IX Limited Partnership (which information is based solely on the Schedule 13G filed with the SEC by Greylock IX Limited Partnership on March 7, 2003), 428,379 shares beneficially owned by Greylock XI Limited Partnership, and 11,933 shares beneficially owned by Greylock XI-A Limited Partnership (collectively, the “Greylock Funds”). Mr. Bhusri is a member of our board of directors and a general partner of the Greylock Funds. Mr. Bhusri disclaims beneficial ownership of the shares held by the Greylock Funds except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by Greylock IX Limited Partnership: William W. Helman and William S. Kaiser. The general partner of both Greylock XI Limited Partnership and Greylock XI-A Limited Partnership is Greylock XI GP Limited Partnership. The following natural persons exercise voting and/or dispositive powers for Greylock XI GP Limited Partnership: William W. Helman and Mr. Bhusri.

(5)	Includes 50,000 shares held in trust for the benefit of Mr. Kadifa’s children.

(6)	Includes shares held by Kleiner Perkins Caufield & Byers and affiliated entities and individuals. Mr. Schlein is a general partner of Kleiner Perkins Caufield & Byers.

(7)	Includes shares held by Norwest Venture Partners VII as affiliated entities and individuals. Mr. Still, Jr. is a general partner of Norwest Venture Partners VII.

(8)	Includes 3,303,927 shares held by the Greylock Funds, of which Mr. Bhusri is a general partner. Mr. Bhusri holds 1,761 shares directly and has voting and dispositive power with respect to such shares.

CORIO, INC. PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation of (i) each person that served as our chief executive officer during our last fiscal year and (ii) the four other most highly compensated executive officers during the last fiscal year (collectively, the “Named Executive Officers”):

	Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary($ )	Bonus($)	Securities Underlying Options/SARs(#)
George Kadifa Chairman, President and Chief Executive Officer	2002 2001 2000	258,333 300,000 300,000	— 25,000 125,000	466,026 1,250,000 600,000	(1)

Parmeet Chaddha(3) Senior Vice President, Corio Technologies	2002 2001 2000	229,167 219,034 —	— 25,313 —	113,355 200,000 —	(1)

Arthur Chiang(4) Senior Vice President, Corporate Development	2002 2001 2000	210,833 210,000 —	15,000 43,750 —	75,752 250,000 —	(2)

Sal Jamil(5) Executive Vice President, Chief Operating Officer	2002 2001 2000	232,500 250,000 —	— 80,125 —	182,821 400,000 —	(1)

John B. Ottman Executive Vice President, Worldwide Markets	2002 2001 2000	215,000 220,000 212,948	— 52,500 103,303	146,538 400,000 575,000	(1)

(1)	Represents restricted stock acquired pursuant to the exercise of stock purchase rights. This stock is subject to a right of repurchase by us, which right lapses as to 50% of the shares on the one-year anniversary of the date of grant and as to the remaining 50% of the shares on the second anniversary of the date of grant.

(2)	Includes 200,000 shares of restricted stock acquired pursuant to the exercise of stock purchase rights. These shares are subject to a right of repurchase by us, which right lapses as to 50% of the shares on the one-year anniversary of the date of grant and as to the remaining 50% of the shares on the second anniversary of the date of grant.

(3)	Mr. Chaddha became an executive officer in January 2001.

(4)	Mr. Chiang became an executive officer in July 2001.

(5)	Mr. Jamil became an executive officer in September 2001.

CORIO, INC. PROXY STATEMENT

Option Grants in Last Fiscal Year

The following table provides certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2002. In addition, as required by the Securities and Exchange Commission rules, the table sets forth the potential realizable value over the term of the option (the period from the date of grant to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock value. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

Individual Grants

	Number of Securities Underlying Options/SARs Granted	Percentage of Total Options/SARs Granted to Employees in Fiscal Year(1)		Exercise or Base Price($/Share)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Officer							5%($)		10%($)
George Kadifa	216,026 250,000	3.37 3.90	% %	$ $	0.52 1.34	7/31/12 2/5/12	$ $	70,646 210,680	$ $	179,031 533,904

Arthur Chiang	20,000 55,752	0.31 0.87	% %	$ $	1.34 0.52	2/5/12 7/31/12	$ $	16,854 18,232	$ $	42,712 46,204

Parmeet Chaddha	113,355	1.77%			$0.52	7/31/12		$37,070		$93,943

Sal Jamil	132,821 50,000	2.07 0.78	% %	$ $	0.52 1.34	7/31/12 2/5/12	$ $	43,436 42,136	$ $	110,075 106,781

John B. Ottman	75,000 71,538	1.17 1.12	% %	$ $	1.34 0.52	2/5/12 7/31/12	$ $	63,204 23,395	$ $	160,171 59,287

(1)	Based on an aggregate of approximately 6,402,530 options granted to employees in fiscal year 2002.

(2)	Based on appreciation from the fair market value per share at the date of grant, which is the same as the exercise price per share.

CORIO, INC. PROXY STATEMENT

Aggregate Option Exercises in Last Fiscal Year and Fiscal

Year-End Option Values

The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during fiscal year 2002, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by stock options as of December 31, 2002, and the value of “in-the-money” stock options, which represent the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2002.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money at December 31, 2002($)(1)
			Exercisable(#)	Unexercisable(#)	Exercisable(#)	Unexercisable(#)
George Kadifa	—	—	1,985,396	1,290,605	$644,576	$178,601
Parmeet Chaddha	—	—	377,081	423,772	—	26,072
Arthur Chiang	—	—	218,488	207,264	—	12,823
Sal Jamil	—	—	294,793	313,028	—	30,549
John B. Ottman	—	—	247,001	445,966	—	16,454

(1)	Calculated by determining the difference between the fair market value of the securities underlying the option at December 31, 2002 ($0.75 per share) and the exercise price of the Named Executive Officers’ respective options. Excludes restricted stock acquired pursuant to exercise of stock purchase rights, which is subject to a right of repurchase by us that lapses over time.

Employment Agreements and Change in Control Arrangements

As of the end of fiscal 2002, we had entered into standard offer letters for at-will employment with each of our executive officers. Furthermore, we have change in control agreements in place with certain of our executive officers that provide that, in the event we terminate the individual’s employment within one year following a change in control, the individual would be entitled to an additional year of vesting of options. Our change in control agreements with each of Messrs. Kadifa and White provide that, in the event we terminate such individual’s employment within one year following a change in control, he would become entitled to accelerated vesting of the greater of an additional year of vesting of his options and vesting of one-half of his unvested options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our common stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports or representations from certain Reporting Persons, we believe that during the fiscal year ended December 31, 2002, all Reporting Persons complied with all applicable filing requirements with the exception of Brett White, our executive vice president, chief financial officer, who filed a late Form 4 covering one transaction.

CORIO, INC. PROXY STATEMENT

Equity Compensation Plan Information

The following table provides information as of December 31, 2002 about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans, including our 1998 Stock Plan, 2000 Employee Stock Purchase Plan and 2001 Nonstatutory Stock Option Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options (#)(a)		Weighted-Average Exercise Price of Outstanding Options ($)(b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)(c)
Equity compensation plans approved by security holders(1)	14,927,752	(3)	$2.11	(3)	10,826,078	(4)
Equity compensation plans not approved by security holders(2)	1,149,387		$1.12		490,447

Total	16,077,139		$2.04		11,316,525

(1)	Information is provided with respect to our 1998 Stock Plan and 2000 Employee Stock Purchase Plan.

(2)	Information is provided with respect to our 2001 Nonstatutory Stock Option Plan.

(3)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 2000 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under the 2000 Employee Stock Purchase Plan. The 2000 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock at the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(4)	This number includes 7,660,271 shares available for future issuance under our 1998 Stock Plan and 3,165,807 shares available for future issuance under the 2000 Employee Stock Purchase Plan.

CORIO, INC. PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2002, we provided a $250,000, five year, 4.63% interest-bearing loan to Sal Jamil, our executive vice president, chief operating officer, to assist Mr. Jamil in securing a primary residence. The loan is secured by shares of our common stock owned by Mr. Jamil. Mr. Jamil executed a promissory note committing to repay the loan in full at the end of the five year term. We have also agreed to pay Mr. Jamil up to $45,000 per year in mortgage assistance related to his primary residence. In the event Mr. Jamil terminates his employment with us within two years, the loan, accrued interest and mortgage subsidy payments are to be repaid in full to us.

We have entered into standard offer letters for at-will employment with each of our executive officers. Furthermore, we have agreements in place with certain executive officers under which such executive officers are entitled to receive certain vesting acceleration benefits in the event their employment is terminated within one year of a change in control transaction. See “Employment Agreements and Change in Control Arrangements” on page 13 for a further description of such agreements.

CORIO, INC. PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

This section is not “soliciting material,” is not deemed “filed” with the Commission, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general language to the contrary.

The Audit Committee of our board of directors was formed in January 2000 and consists of Messrs. Bhusri, Marschel and Still, each of whom meets the independence and experience requirements of the National Association of Securities Dealers. The Audit Committee operates under a written charter. During the 2002 fiscal year, the Audit Committee reviewed its charter and determined that certain amendments would be appropriate in consideration of the provisions of the Sarbanes-Oxley Act and related SEC rules and NASD proposals. Upon the recommendation of the Audit Committee, in January 2003, the board of directors approved an amended and restated charter for the Audit Committee in the form attached hereto as Appendix A.

The Audit Committee oversees a comprehensive system of internal controls to ensure the integrity of our financial statements and our compliance with legal and regulatory requirements. Among the Audit Committee’s responsibilities is the monitoring of our internal accounting policies and procedures, reviewing with our independent auditors and management our annual audited financial statements and quarterly unaudited financial statements, and reviewing and approving any proposed transactions with a related party.

The Audit Committee is also responsible for reviewing the procedures of management for the design, implementation and maintenance of our system of disclosure controls and procedures. The Audit Committee meets periodically with our management, independent auditors and legal counsel to review such disclosure controls and procedures, and it has established a Disclosure Committee to ensure that material information is made known to management, particularly during the preparation of periodic reports, and to assist management in the design, implementation and maintenance of our disclosure controls and procedures. The Audit Committee has also adopted a written policy that is intended to encourage our employees to bring to the attention of management any complaints regarding the integrity of our internal financial controls or the accuracy or completeness of financial or other information related to our financial statements.

Consistent with policies adopted by the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, reviewing compensation and terminating the services of our independent auditors. The Audit Committee reviews and provides guidance to our independent auditors with respect to their external audit, and approves all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements.

Consistent with its oversight responsibility, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2002. KPMG LLP, our independent auditors, issued their unqualified report dated January 27, 2003 on our financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by SAS No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP its independence, including whether KPMG LLP’s provision of non-audit services is compatible with its independence.

CORIO, INC. PROXY STATEMENT

Based on these reviews and discussions, the Audit Committee recommended to our board of directors that our audited financial statements for the year ended December 31, 2002 be included in our Annual Report on Form 10-K for the fiscal year then ended.

Respectfully submitted by:

THE AUDIT COMMITTEE

Aneel Bhusri

Glenn W. Marschel, Jr.

George J. Still, Jr.

CORIO, INC. PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

This section is not “soliciting material,” is not deemed “filed” with the Commission, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general language to the contrary.

The Compensation Committee of our board of directors was formed in January 2000 and currently consists of Messrs. Schlein and von Simson. Decisions concerning the compensation of our executive officers are made by the Compensation Committee and may be reviewed periodically by the full board of directors (excluding any interested director). Policies concerning the terms of the 1998 Stock Plan, the 2001 Nonstatutory Stock Option Plan, and the 2000 Employee Stock Purchase Plan are determined by the Compensation Committee or the full board of directors.

During the 2002 fiscal year, the Compensation Committee reviewed its charter and determined that certain amendments would be appropriate in consideration of the provisions of the Sarbanes-Oxley Act and related SEC rules and NASD proposals. Upon the recommendation of the Compensation Committee, in January 2003, the board of directors approved an amended and restated charter for the Compensation Committee.

Executive Officer Compensation Programs

The objectives of the executive officer compensation programs are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills through competitive base salary, annual cash bonus incentives and long-term incentive compensation in the form of stock options.

The executive compensation policies adopted by the Compensation Committee are intended to combine competitive levels of compensation and rewards for above-average performance and to align relative compensation with the achievements of key business objectives and maximization of stockholder value. The Compensation Committee believes that stock option grants to management are beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries.    Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. Among other sources of information, the Compensation Committee relies on industry reports from independent sources concerning competitive compensation practices in our industry and geographical region. The base salaries are reviewed annually and may be adjusted in accordance with certain criteria, including individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, competitive pay practices and our financial performance. The weight given each such factor may vary from individual to individual. In response to the general economic downturn and our economic performance in 2001 and the first half of 2002, in August 2002, we reduced the salaries of our executive officers by the greater of 10% or that amount that would result in a base salary of no more than $200,000. Based on surveys from independent sources, the base salaries for our executive officers are at or below the approximate median of the base salary range for other executive officers in comparable positions at comparable companies in our industry and geographical region.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals by establishing more immediate measures for performance than those reflected in the appreciation in value of stock options. Bonus amounts are based upon a subjective consideration of factors including such officer’s level of responsibility, individual performance, contributions to our success and to our financial performance generally and our overall

CORIO, INC. PROXY STATEMENT

bonus policies. Our cash incentive bonus program was suspended beginning in fiscal year 2001, and for fiscal year 2002, our executive officers were granted stock options in lieu of cash bonuses.

Stock Option Grants.    Stock options and/or restricted stock purchase rights are granted to executive officers under the 1998 Stock Plan. Because of the direct relationship between the value of an option or stock and the stock price, the Compensation Committee believes that options and stock motivate executive officers to manage us in a manner that is consistent with our stockholder’s interests. Stock option and restricted stock grants are intended to focus the attention of the recipient on our long-term performance, which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earning potential. The Compensation Committee from time to time evaluates and considers revisions to the standard terms and conditions of our option agreements, specifically with respect to the duration of the option agreements, the basis for issuance of the options and stock and the vesting schedules of awards. The principal factors considered in granting stock options and stock to our executive officers are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence our long-term growth and profitability. However, the 1998 Stock Plan does not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance. In light of the August 2002 reduction in the base salaries of our executive officers described above, and in order to link the compensation of our executive officers directly to our performance, we granted each executive officer additional options to purchase our common stock.

Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code disallows a deduction by us for certain compensation exceeding $1 million paid to any named executive officer, excluding, among other things, certain performance based compensation. Because the compensation figures for the named executive officers have not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. However, the 1998 Stock Plan is designed to qualify any compensation realized by named executive officers from the exercise of an option as performance-based compensation. The Compensation Committee remains aware of the existence of Section 162(m) limitations and the available exemptions, and it will address the issue of deductibility when and if circumstances warrant the use of such exemptions in addition to the exemption contemplated under the 1998 Stock Plan.

Chief Executive Officer Compensation

The compensation of our chief executive officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Kadifa’s compensation for the fiscal year ended December 31, 2002 was $258,333. In August 2002, Mr. Kadifa’s annual base salary was reduced from $300,000 to $200,000 in response to the general economic downturn and our economic performance during 2001 and the first half of 2002. Additionally, during fiscal 2002, we did not implement a cash bonus program for employees, and, consistent with this, Mr. Kadifa was not awarded a cash bonus, but was granted stock options in lieu of a bonus. In accordance with our policy with respect to other executive officers, in order to offset Mr. Kadifa’s reduction in salary and to link his compensation directly to our performance, we granted Mr. Kadifa additional options to purchase our common stock. Mr. Kadifa’s base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Based on prior surveys, the base salary offered to Mr. Kadifa is below the approximate median of the base salary range for other chief executive officers of comparable companies in our industry and geographical region.

Respectfully submitted by:

THE COMPENSATION COMMITTEE

Ted Schlein

Ernest von Simson

CORIO, INC. PROXY STATEMENT

STOCK PERFORMANCE GRAPH

This section is not “soliciting material,” is not deemed “filed” with the Commission, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general language to the contrary.

The following graph compares the percentage change in the cumulative total stockholder return on our common stock from July 21, 2000, the date of our initial public offering, through the end of our fiscal year ended December 31, 2002, with the percentage change in the cumulative total return for the Nasdaq Composite Index and the Bloomberg US Internet Application Software Index. The comparison assumes an investment of $100 on July 21, 2000 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG CORIO, INC.,

THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX

AND BLOOMBERG US INTERNET APPLICATION SOFTWARE INDEX

Cumulative Total Return

	7/21/00	12/31/00	12/31/01	12/31/02
CORIO, INC.	100	14.71	8.43	5.36
NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX	100	60.33	47.50	32.44
BLOOMBERG US INTERNET APPLICATION SOFTWARE INDEX	100	32.12	12.22	3.71

CORIO, INC. PROXY STATEMENT

OTHER MATTERS

Our board of directors knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

BOARD OF DIRECTORS

George Kadifa

Chairman of the Board,

President and Chief Executive Officer

April 11, 2003

San Carlos, California

APPENDIX A

AMENDED AND RESTATED CHARTER

FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CORIO, INC.

(as amended January 23, 2003)

PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Corio, Inc., a Delaware corporation (the “Company”), shall be to:

•	Assist the Board in monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s accounting policies and procedures, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the independent auditor’s qualifications, independence and performance, (v) the Company’s disclosure controls and procedures and (vi) the Company’s internal controls; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

•	Each member will be an independent director, as defined in (i) Nasdaq Rule 4200 and (ii) the rules of the Securities and Exchange Commission (the “SEC”), as in effect from time to time;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing the reports by management and the independent auditors concerning the design, implementation and maintenance for the Company’s system of internal controls and meeting periodically with the Company’s management and the independent auditors to review their assessment of the adequacy of such internal controls;

•	Exercising sole responsibility for appointing, compensating (including all audit engagement fees and terms), and terminating the services of the independent auditors for the purpose of preparing or issuing an audit report or related work;

•	Approving the audit and non-audit services provided to the Company by the independent auditors in accordance with the applicable requirements of the SEC;

•	Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them;

•	Reviewing and providing guidance with respect to the external audit by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC (which for purposes of the annual report shall include a recommendation to the Board as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K);

•	Reviewing the audit findings, including any suggestions for improvements, provided to management by the independent auditors and management’s response to such findings;

•	Reviewing with the Company’s management and the independent auditors before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the procedures of management for the design, implementation and maintenance for the Company’s system of disclosure controls (including any reports by management relating to such controls and procedures) and meeting periodically with the Company’s management, independent auditors and legal counsel to review their assessment of such disclosure controls and procedures;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	Retaining, as appropriate, outside legal, accounting or other advisors to advise or assist the Audit Committee;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing the Audit Committee charter from time to time;

•	Recommending for inclusion in the Company’s proxy statement a report of the Audit Committee prepared by management in accordance with the rules and regulations of the SEC; and

•	Reviewing the procedures developed by management for receiving, retaining and treating complaints received from the Company’s employees and consultants regarding accounting or auditing matters and reviewing any complaints submitted by employees or consultants.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may meet, separately as appropriate, with the Chief Executive Officer and/or the Chief Financial Officer to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

The Audit Committee will summarize its discussions, reviews and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

CORIO, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 8, 2003

9:00 a.m. Local Time

959 Skyway Road

Suite 100

San Carlos, CA 94070

Corio, Inc. 959 Skyway Road, Suite 100 San Carlos, CA 94070	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON MAY 8, 2002.

The undersigned stockholder of Corio, Inc. hereby (i) acknowledges receipt of the Annual Report on Form 10-K and the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 11, 2003, for the Annual Meeting of Stockholders of Corio, Inc. to be held on Thursday, May 8, 2003 at 9:00 a.m., local time, at 959 Skyway Road, Suite 100, San Carlos, CA 94070, (ii) revokes all prior proxies, and (iii) appoints George Kadifa and Brett White, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent and to vote, as designated on the reverse side, all shares of Common Stock of Corio, Inc. held of record by the undersigned on March 27, 2003, at the Annual Meeting to be held on May 8, 2003 or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED REPLY ENVELOPE.

See reverse for voting instructions.

There are three ways to vote your Proxy	COMPANY # CONTROL #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on May 7, 2003.
•	You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
•	Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/crio/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 7, 2003.
•	You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number of Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Corio, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò    Please detach here    ò

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of director to serve until 2006:	01 George J. Still, Jr.	☐ Vote FOR the nominee	☐ Vote WITHHELD from the nominee

2. To ratify the appointment of KPMG LLP as independent auditors of Corio, Inc. for the fiscal year ending December 31, 2003.	☐ For	☐ Against	☐ Abstain

3. In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Shares represented by this proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted for the election of the director and for the appointment of the independent auditors.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.